SUMMARY PROSPECTUS
January 31, 2015, as Revised March 5, 2015
CALVERT BALANCED PORTFOLIO
Class (Ticker):	I (CBAIX)

Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated January 31, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.53%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.67%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6,845	$21,437	$37,320	$83,451
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in repurchase agreements and unrated debt securities.
An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap core U.S. domestic portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Fund reflects an active trading strategy, seeking total return.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.

SUMMARY PROSPECTUS JANUARY 31, 2015, AS REVISED MARCH 5, 2015 1

Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Securities Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

2 SUMMARY PROSPECTUS JANUARY 31, 2015, AS REVISED MARCH 5, 2015

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.
Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Repurchase Agreement Risk. A repurchase agreement exposes the fixed-income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Sustainable and Socially Responsible Investing Risk. The application of the Fund's sustainability and socially responsible investment criteria may affect the Fund's exposure to certain sectors or types of investments and may impact the Fund's relative investment performance – positively or negatively – depending on whether such sectors or investments are in or out of favor in the market.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a broad-based securities market benchmark, a composite benchmark and a peer average. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	11.60%
Worst Quarter (of periods shown)	12/31/08	-18.11%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/14)	1 Year	5 Years	10 Years
Return before taxes	10.34%	10.88%	5.99%
Return after taxes on distributions	9.16%	9.67%	5.07%
Return after taxes on distributions and sale of Fund shares	5.93%	8.35%	4.60%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	11.14%	12.25%	7.60%
Lipper Mixed-Asset Target Allocation Growth Funds Avg. (reflects no deduction for taxes)	6.18%	9.69%	5.90%
*The Fund also shows the Balanced Composite Benchmark (60% Russell 1000 Index; 40% Barclays U.S. Credit Index) because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

SUMMARY PROSPECTUS JANUARY 31, 2015, AS REVISED MARCH 5, 2015 3

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Allocation of Assets:

Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer -Equities, Calvert	Since September 2008
Joshua Linder	Assistant Portfolio Manager, Calvert	Since January 2014
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Matthew Duch	Vice President, Portfolio Manager, Calvert	Since September 2011
Vishal Khanduja, CFA	Vice President, Portfolio Manager, Calvert	Since January 2013
Equity Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer -Equities, Calvert	Since September 2013
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-03334 Calvert Social Investment Fund

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

4 SUMMARY PROSPECTUS JANUARY 31, 2015, AS REVISED MARCH 5, 2015